Exhibit 99.1
Media Contact:
Michael D. Porcelain, President and Chief Operating Officer
(631) 962-7000
Info@comtechtel.com

COMTECH TELECOMMUNICATIONS CORP. ANNOUNCES
RESULTS FOR ITS FISCAL 2021 THIRD QUARTER AND
UPDATES ITS FINANCIAL TARGETS FOR FISCAL 2021

Melville, New York – June 8, 2021 – Comtech Telecommunications Corp. (NASDAQ: CMTL) today reported its operating results for the third fiscal quarter ended April 30, 2021 and updated its financial targets for fiscal 2021.

Fiscal 2021 Third Quarter Highlights

•Consolidated net sales of $139.4 million and Adjusted EBITDA of $17.7 million (or 12.7% of consolidated net sales). Adjusted EBITDA, which significantly exceeded Comtech's expectation for its third quarter of fiscal 2021, is a non-GAAP financial measure that is reconciled to the most directly comparable GAAP financial measure and is more fully defined below.

•With bookings of $115.9 million, the Company achieved a book-to-bill ratio (a measure defined as bookings divided by net sales) of 0.83 during its third quarter of fiscal 2021. Backlog as of April 30, 2021 was $636.5 million. The total value of multi-year contracts that Comtech has received is substantially higher than its reported backlog. When adding Comtech’s backlog and the total unfunded value of multi-year contracts that Comtech has received and for which it expects future orders, its revenue visibility approximates $1.1 billion.

•The Company incurred an aggregate of $5.3 million of acquisition plan expenses due to the April 2021 settlement of litigation related to the 2019 acquisition of GD NG-911 as well as the March 2021 closing of the UHP acquisition. The integration of UHP into Comtech’s satellite ground station product line is well underway, and it does not expect to incur any significant acquisition plan expenses for the remainder of fiscal 2021.

•The Company's annual effective income tax rate was 11.5%, excluding a net discrete tax expense of $0.2 million.

•Comtech reported GAAP operating income of $2.4 million, GAAP net income of $0.8 million and GAAP net income per diluted share ("EPS") of $0.03 for the third quarter of fiscal 2021. Non-GAAP operating income was $8.9 million, Non-GAAP net income was $6.8 million and Non-GAAP EPS was $0.26. These Non-GAAP amounts exclude acquisition plan expenses, restructuring costs, COVID-19 related costs, strategic emerging technology costs for next-generation satellite technology and a net discrete tax expense. Non-GAAP amounts are reconciled to the most directly comparable GAAP financial measures in the table below.

•Comtech generated GAAP operating cash flows of $6.8 million during the third quarter and had $39.2 million of cash and cash equivalents and total debt outstanding of $215.0 million as of April 30, 2021.

Commenting on the Company's third quarter fiscal 2021 performance, Fred Kornberg, Chairman of the Board and Chief Executive Officer, stated, "Thanks to the hard work of all of our team members, we achieved solid operating performance and have recently secured important contract awards that bode well for our future. We are continuing to invest in new state-of-the-art production and engineering facilities as well as new next-generation wireless technology solutions that we believe our customers will want in the post-COVID-19 pandemic economic recovery. Looking forward, we are confident that we will have a strong finish to fiscal 2021 and achieve growth in fiscal 2022.”

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COMMENTS AND FINANCIAL TARGETS FOR EXPECTED FISCAL 2021 PERFORMANCE

Comtech is making the following comments on expected fiscal 2021 performance:

•Comtech expects fiscal 2021 consolidated net sales to be in a range of $580.0 million to $590.0 million. This updated target primarily reflects a change in anticipated revenues in its Government Solutions segment due to the U.S. government's April 2021 announcement to fully withdraw troops from Afghanistan as well as other program changes. At the same time, the Company's effort to streamline business operations are paying off and it continues to target Adjusted EBITDA in a range of $74.0 million to $76.0 million for fiscal 2021.

•During the third quarter, Comtech incurred $0.3 million of strategic emerging technology costs for next-generation satellite technology to advance its solutions offerings to be used with new broadband satellite constellations. The Company is evaluating this new market in relation to its long-term business strategies, and it may incur additional costs over the next twelve months.

•As disclosed in the Company's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission ("SEC") today, at the start of Comtech’s fourth quarter of fiscal 2021, it entered into a multi-year agreement enabling a customer to potentially order hundreds of millions of dollars of its next-generation satellite earth station technology. Shortly after Comtech signed this agreement, it received its first order valued at more than $13.0 million to make certain customizations on behalf of this customer. Work on these efforts has commenced immediately.

•Comtech expects fiscal 2021 revenue in its Commercial Solutions segment to be slightly higher than the amount it achieved in fiscal 2020, primarily due to: (i) strong demand for Comtech's public safety technology solutions; (ii) delivering 5G virtual mobile location-based technology solutions for two U.S. tier-one mobile network operators; (iii) contract performance in support of a critical U.S. Air Force and U.S. Army Anti-jam Modem (“A3M”) program under the U.S. Space Force’s Space and Missile Systems Center (“SMC”) agency; and (iv) deliveries of SLM-5650B satellite modems and firmware related to a previously awarded contract from the U.S. Naval Information Warfare Systems Command.

•Comtech expects fiscal 2021 revenue in its Government Solutions segment to be significantly lower than the amount it achieved in fiscal 2020. Fiscal 2021 is anticipated to reflect significantly lower sales of field support services, partially offset by demand for: (i) Manpack Satellite Terminals, networking equipment and other advanced VSAT products by the U.S. Army; (ii) ongoing sustainment services for the U.S. Army for the AN/TSC-198A SNAP terminal; (iii) sustainment services for the U.S. Army's Project Manager Mission Command (“PM MC”) Blue Force Tracking (“BFT-1”) program; and (iv) Joint Cyber Analysis Course (“JCAC”) training solutions.

•During its third quarter of fiscal 2021, Comtech initiated an effort to improve efficiencies and streamline operations in its Government Solutions segment. These efforts, which remain ongoing, include the consolidation of certain administrative and operating functions in both its Florida and Maryland locations. In addition, Comtech has started to shift production of many of its key satellite earth station products from its existing Tempe, Arizona locations to a new 146,000 square foot facility in Chandler, Arizona as well as the combination of certain related functions. This new facility is located less than 10 miles from its current facilities and is expected to support anticipated growth and long-term business goals. Over time, these efforts are expected to improve consolidated Adjusted EBITDA margins.

•Additional information about the Company's third quarter fiscal 2021 performance and updated fiscal 2021 targets can be found in the Company’s Form 10-Q as filed with the SEC. Because of the pandemic's continuing impact on global business conditions, the Company is not providing any GAAP operating income, GAAP net income or GAAP EPS guidance or a reconciliation of the Company’s projected Adjusted EBITDA results to the most comparable GAAP measure, as such a reconciliation cannot be prepared without unreasonable effort. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results.

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Conference Call
The Company has scheduled an investor conference call for 4:30 PM (ET) on Tuesday, June 8, 2021. Investors and the public are invited to access a live webcast of the conference call from the Investor Relations section of the Comtech website at www.comtechtel.com. Alternatively, investors can access the conference call by dialing (800) 895-3361 (domestic), or (785) 424-1062 (international) and using the conference I.D. "Comtech." A replay of the conference call will be available for seven days by dialing (800) 839-4568 or (402) 220-2681. In addition, an updated investor presentation is available on the Company's website.

About Comtech
Comtech Telecommunications Corp. is a leader in the global communications market headquartered in Melville, New York. With a passion for customer success, Comtech designs, produces and markets advanced secure wireless solutions to more than 1,000 customers in more than 100 countries. For more information, please visit www.comtechtel.com.

Cautionary Statement Regarding Forward-Looking Statements
Certain information in this press release contains forward-looking statements, including but not limited to, information relating to the Company's future performance and financial condition, plans and objectives of the Company's management and the Company's assumptions regarding such future performance, financial condition, and plans and objectives that involve certain significant known and unknown risks and uncertainties and other factors not under the Company's control which may cause its actual results, future performance and financial condition, and achievement of plans and objectives of the Company's management to be materially different from the results, performance or other expectations implied by these forward-looking statements. These factors include, among other things: the possibility that the expected synergies and benefits from recent acquisitions will not be fully realized, or will not be realized within the anticipated time periods; the risk that the acquired businesses will not be integrated with the Company successfully; the possibility of disruption from recent acquisitions, making it more difficult to maintain business and operational relationships or retain key personnel; the risk that the Company will be unsuccessful in implementing a tactical shift in its Government Solutions segment away from bidding on large commodity service contracts and toward pursuing contracts for its niche products with higher margins; the nature and timing of receipt of, and the Company's performance on, new or existing orders that can cause significant fluctuations in net sales and operating results; the timing and funding of government contracts; adjustments to gross profits on long-term contracts; risks associated with international sales; rapid technological change; evolving industry standards; new product announcements and enhancements, including the risks associated with expanding the sales of the Company's HeightsTM Network Platform ("HEIGHTS"); changing customer demands and or procurement strategies; changes in prevailing economic and political conditions; changes in the price of oil in global markets; changes in foreign currency exchange rates; risks associated with the Company's legal proceedings, customer claims for indemnification, and other similar matters; risks associated with the Company’s obligations under its Credit Facility; risks associated with the Company's large contracts; risks associated with the COVID-19 pandemic; and other factors described in this and the Company's other filings with the Securities and Exchange Commission.

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COMTECH TELECOMMUNICATIONS CORP.
AND SUBSIDIARIES
Condensed Consolidated Statements of Operations
(Unaudited)

	Three months ended April 30,		Nine months ended April 30,
	2021	2020	2021	2020
Net sales	$139,376,000	$135,121,000	$435,886,000	$467,042,000
Cost of sales	86,360,000	82,120,000	276,982,000	289,872,000
Gross profit	53,016,000	53,001,000	158,904,000	177,170,000

Expenses:
Selling, general and administrative	26,997,000	32,313,000	83,999,000	93,538,000
Research and development	13,092,000	12,324,000	37,391,000	40,925,000
Amortization of intangibles	5,310,000	5,517,000	15,671,000	15,952,000
Acquisition plan expenses	5,267,000	5,983,000	99,807,000	14,397,000
	50,666,000	56,137,000	236,868,000	164,812,000

Operating income (loss)	2,350,000	(3,136,000)	(77,964,000)	12,358,000

Other expenses (income):
Interest expense	1,518,000	1,504,000	5,233,000	4,924,000
Interest (income) and other	(276,000)	108,000	(276,000)	37,000

Income (loss) before provision for (benefit from) income taxes	1,108,000	(4,748,000)	(82,921,000)	7,397,000
Provision for (benefit from) income taxes	316,000	(759,000)	(2,078,000)	1,503,000

Net income (loss)	$792,000	$(3,989,000)	$(80,843,000)	$5,894,000
Net income (loss) per share:
Basic	$0.03	$(0.16)	$(3.12)	$0.24
Diluted	$0.03	$(0.16)	$(3.12)	$0.24

Weighted average number of common shares outstanding – basic	25,911,000	24,982,000	25,875,000	24,730,000

Weighted average number of common and common equivalent shares outstanding – diluted	26,266,000	24,982,000	25,875,000	24,892,000

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COMTECH TELECOMMUNICATIONS CORP.
AND SUBSIDIARIES
Condensed Consolidated Balance Sheets

	April 30, 2021	July 31, 2020
	(Unaudited)	(Audited)
Assets
Current assets:
Cash and cash equivalents	$39,198,000	$47,878,000
Accounts receivable, net	144,132,000	126,816,000
Inventories, net	83,106,000	82,302,000
Prepaid expenses and other current assets	25,801,000	20,101,000
Total current assets	292,237,000	277,097,000
Property, plant and equipment, net	29,366,000	27,037,000
Operating lease right-of-use assets, net	47,296,000	30,033,000
Goodwill	347,780,000	330,519,000
Intangibles with finite lives, net	274,048,000	258,019,000
Deferred financing costs, net	1,839,000	2,391,000
Other assets, net	6,026,000	4,551,000
Total assets	$998,592,000	$929,647,000
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$33,277,000	$23,423,000
Accrued expenses and other current liabilities	97,602,000	85,161,000
Operating lease liabilities, current	8,755,000	8,247,000
Dividends payable	2,600,000	2,468,000
Contract liabilities	56,192,000	40,250,000
Interest payable	227,000	163,000
Total current liabilities	198,653,000	159,712,000
Non-current portion of long-term debt, net	215,000,000	149,500,000
Operating lease liabilities, non-current	41,542,000	24,109,000
Income taxes payable	2,588,000	1,963,000
Deferred tax liability, net	24,495,000	17,637,000
Long-term contract liabilities	8,997,000	9,596,000
Other liabilities	15,695,000	17,831,000
Total liabilities	506,970,000	380,348,000
Commitments and contingencies
Stockholders’ equity:
Preferred stock, par value $.10 per share; shares authorized and unissued 2,000,000	—	—
Common stock, par value $0.10 per share; authorized 100,000,000 shares; issued 41,102,215 shares and 39,924,439 shares at April 30, 2021 and July 31, 2020, respectively	4,110,000	3,992,000
Additional paid-in capital	601,029,000	569,891,000
Retained earnings	328,332,000	417,265,000
	933,471,000	991,148,000
Less:
Treasury stock, at cost (15,033,317 shares at April 30, 2021 and July 31, 2020)	(441,849,000)	(441,849,000)
Total stockholders’ equity	491,622,000	549,299,000
Total liabilities and stockholders’ equity	$998,592,000	$929,647,000
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COMTECH TELECOMMUNICATIONS CORP.
AND SUBSIDIARIES
Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures
(Unaudited)

Use of Non-GAAP Financial Measures
In order to provide investors with additional information regarding its financial results, this press release contains "Non-GAAP financial measures" under the rules of the SEC. The Company's Adjusted EBITDA is a Non-GAAP measure that represents earnings (loss) before income taxes, interest (income) and other, write-off of deferred financing costs, interest expense, amortization of stock-based compensation, amortization of intangible assets, depreciation expense, estimated contract settlement costs, settlement of intellectual property litigation, acquisition plan expenses, restructuring costs, COVID-19 related costs, strategic emerging technology costs (for next-generation satellite technology), facility exit costs, strategic alternatives analysis expenses and other. The Company's definition of Adjusted EBITDA may differ from the definition of EBITDA or Adjusted EBITDA used by other companies and therefore may not be comparable to similarly titled measures used by other companies. Adjusted EBITDA is also a measure frequently requested by the Company's investors and analysts. The Company believes that investors and analysts may use Adjusted EBITDA, along with other information contained in its SEC filings, in assessing the Company's performance and comparability of its results with other companies. The Company's Non-GAAP measures for consolidated operating income, net income and net income per diluted share reflect the GAAP measures as reported, adjusted for certain items as discussed below. These Non-GAAP financial measures have limitations as an analytical tool as they exclude the financial impact of transactions necessary to conduct the Company’s business, such as the granting of equity compensation awards, and are not intended to be an alternative to financial measures prepared in accordance with GAAP. These measures are adjusted as described in the reconciliation of GAAP to Non-GAAP in the below tables, but these adjustments should not be construed as an inference that all of these adjustments or costs are unusual, infrequent or non-recurring. Non-GAAP financial measures should be considered in addition to, and not as a substitute for or superior to, financial measures determined in accordance with GAAP. Investors are advised to carefully review the GAAP financial results that are disclosed in the Company’s SEC filings. The Company has not quantitatively reconciled its fiscal 2021 Adjusted EBITDA target to the most directly comparable GAAP measure because items such as stock-based compensation, adjustments to the provision for income taxes, amortization of intangibles and interest expense, which are specific items that impact these measures, have not yet occurred, are out of the Company's control, or cannot be predicted. For example, quantification of stock-based compensation expense requires inputs such as the number of shares granted and market price that are not currently ascertainable. Accordingly, reconciliations to the Non-GAAP forward looking metrics are not available without unreasonable effort and such unavailable reconciling items could significantly impact the Company's financial results.

	Three months ended		Nine months ended		Fiscal
	April 30,		April 30,		Year
	2021	2020	2021	2020	2020
Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA:
Net income (loss)	$792,000	$(3,989,000)	$(80,843,000)	$5,894,000	$7,020,000
Provision for (benefit from) income taxes	316,000	(759,000)	(2,078,000)	1,503,000	2,290,000
Interest (income) and other	(276,000)	108,000	(276,000)	37,000	(190,000)
Interest expense	1,518,000	1,504,000	5,233,000	4,924,000	6,054,000
Amortization of stock-based compensation	1,204,000	981,000	3,190,000	3,098,000	9,275,000
Amortization of intangibles	5,310,000	5,517,000	15,671,000	15,952,000	21,595,000
Depreciation	2,274,000	2,650,000	7,283,000	8,022,000	10,561,000
Estimated contract settlement costs	—	476,000	—	444,000	444,000
Acquisition plan expenses	5,267,000	5,983,000	99,807,000	14,397,000	20,754,000
Restructuring costs	594,000	—	1,195,000	—	—
COVID-19 related costs	416,000	—	576,000	—	—
Strategic emerging technology costs	315,000	—	315,000	—	—
Adjusted EBITDA	$17,730,000	$12,471,000	$50,073,000	$54,271,000	$77,803,000

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In addition, a reconciliation of Comtech's GAAP consolidated operating income (loss), net income (loss) and net income (loss) per diluted share to the corresponding non-GAAP measures is shown in the tables below for the three and nine months ended April 30, 2021 and 2020:

	April 30, 2021
	Three months ended			Nine months ended
	Operating Income	Net Income	Net Income per Diluted Share*	Operating (Loss) Income	Net (Loss) Income	Net (Loss) Income per Diluted Share*
Reconciliation of GAAP to Non-GAAP Earnings:
GAAP measures, as reported	$2,350,000	$792,000	$0.03	$(77,964,000)	$(80,843,000)	$(3.12)
Acquisition plan expenses	5,267,000	4,661,000	0.18	99,807,000	96,379,000	3.70
Restructuring costs	594,000	526,000	0.02	1,195,000	1,058,000	0.04
COVID-19 related costs	416,000	368,000	0.01	576,000	510,000	0.02
Strategic emerging technology costs	315,000	279,000	0.01	315,000	279,000	0.01
Interest expense	—	—	—	—	1,043,000	0.04
Net discrete tax expense (benefit)	—	189,000	0.01	—	(592,000)	(0.02)
Non-GAAP measures	$8,942,000	$6,815,000	$0.26	$23,929,000	$17,834,000	$0.69

	April 30, 2020
	Three months ended			Nine months ended
	Operating (Loss) Income	Net (Loss) Income	Net (Loss) Income per Diluted Share*	Operating Income	Net Income	Net Income per Diluted Share*
Reconciliation of GAAP to Non-GAAP Earnings:
GAAP measures, as reported	$(3,136,000)	$(3,989,000)	$(0.16)	$12,358,000	$5,894,000	$0.24
Acquisition plan expenses	5,983,000	4,128,000	0.16	14,397,000	9,934,000	0.40
Estimated contract settlement costs	476,000	328,000	0.01	444,000	306,000	0.01
Net discrete tax expense (benefit)	—	713,000	0.03	—	(790,000)	(0.03)
Non-GAAP measures	$3,323,000	$1,180,000	$0.05	$27,199,000	$15,344,000	$0.62

	Fiscal Year 2020
	Operating Income	Net Income	Net Income per Diluted Share*
Reconciliation of GAAP to Non-GAAP Earnings:
GAAP measures, as reported	$15,174,000	$7,020,000	$0.28
Estimated contract settlement costs	444,000	280,000	0.01
Acquisition plan expenses	20,754,000	13,075,000	0.53
Net discrete tax benefit	—	(1,155,000)	(0.05)
Non-GAAP measures	$36,372,000	$19,220,000	$0.77

* Per share amounts may not foot due to rounding. Non-GAAP EPS adjustments for the nine months ended April 30, 2021 were computed using 26,016,000 weighted average diluted shares outstanding during the respective period. In addition, non-GAAP EPS adjustments for three months ended April 30, 2020 were computed using 25,058,000 weighted average diluted shares outstanding during the respective period.
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